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                                                                    Exhibit 23.1


            Consent of Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 11, 2005, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-121173) and related Prospectus of CombinatoRx, Incorporated.


                                          /s/ Ernst & Young LLP


Boston, Massachusetts
February 14, 2005